Exhibit 1.1

Execution Copy

20,000,000 Shares

HEALTH CARE REIT, INC.

Common Stock

($1.00 Par Value)

UNDERWRITING AGREEMENT

May 8, 2013

UBS Securities LLC

Deutsche Bank Securities Inc.

Wells Fargo Securities, LLC

As Representatives of the Several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

Health Care REIT, Inc., a Delaware corporation (the “Company”), proposes to sell to the underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”), an aggregate of 20,000,000 shares (the “Firm Shares”) of the Company’s Common Stock, $1.00 par value per share (the “Common Stock”). The Company also proposes to sell at the Underwriters’ option an aggregate of up to 3,000,000 additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below.

As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that the Underwriters are willing to purchase, acting severally and not jointly, the Firm Shares set forth in Schedule I hereto, plus such Option Shares if the Underwriters elect to exercise the option to purchase additional securities in whole or in part for the account of the Underwriters. The Firm Shares and the Option Shares (to the extent such option is exercised) are herein collectively sometimes referred to as the “Shares.”

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date (as defined below) as follows:

(i) An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-181185) in respect of the Shares, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities and

Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”). The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), and including the documents incorporated in the Base Prospectus by reference, and the exhibits, financial statements and schedules to such registration statement, in each case as finally amended and revised, have heretofore been delivered by the Company to the Representatives. Such registration statement is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below, has become effective under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus relating to the Shares first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act and in accordance with Section 4(i) hereof. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Shares by the Underwriters.

(ii) As of the Applicable Time (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 5:00 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii) The Company and each of its Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; the Company and each of its Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its Subsidiaries, taken as a whole or (b) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a) and (b) above, a “Material Adverse Effect”). All of the Company’s subsidiaries are listed in Schedule IV hereto (the “Subsidiaries”).

(iv) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of March 31, 2013 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and, except for issuances since such date of (a) 85,857 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, and (b) 35,764 shares of Common Stock upon exercise of stock options and vesting of deferred stock units granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan, which amount is partially offset by 352 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since March 31, 2013, there has been no material change in such information since March 31, 2013; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock of the Company are duly listed on the New York Stock Exchange (“NYSE”); the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

(v) The shares of authorized capital stock of the Company, including the Shares, conform in all material respects with the statements concerning them in the Registration Statement, the General Disclosure Package and the Prospectus.

(vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement complies, and the Prospectus and any amendments or supplements thereto will comply, as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission complied or will comply, as to form in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date or the Option Closing Date, as the case may be, will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date or the Option Closing Date, as the case may be, will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(vii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(viii) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed with the Commission in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act.

(ix) (a) At the time of filing of the Registration Statement, (b) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (c) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act and (d) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.

(x) (a) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause(b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares as contemplated by the Registration Statement.

(xi) The financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations of the Company and its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. All pro forma financial statements or data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply with the applicable requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Other than the financial statements, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus.

(xii) There is no action or proceeding pending or, to the knowledge of the Company, threatened (a) against the Company or its Subsidiaries or (b) involving any property of the Company or its Subsidiaries before any court or administrative agency which, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xiii) The Company, together with its Subsidiaries, has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the General Disclosure Package and the Prospectus as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company or any of its Subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, its Subsidiaries and, to the knowledge of the Company, of all other parties thereto, and the Company knows of no default or defenses currently existing with respect thereto which would reasonably be expected to result in any Material Adverse Effect, and (b) conform to any descriptions thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus. Each mortgage which the Company or any of its Subsidiaries holds on the properties described in the Registration Statement, the General Disclosure Package and the Prospectus constitutes a valid mortgage lien for the benefit of the Company or its Subsidiary, as the case may be, on such property.

(xiv) The Company has filed all Federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

(xv) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented (a) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries considered as one enterprise or the earnings, capital stock (except that issued and outstanding capital stock of the Company has increased due to issuances since such date of (I) 85,857 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, and (II) 35,764 shares of Common Stock upon exercise of stock options and vesting of deferred stock units granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan, which amount is partially offset by 352 shares of Common Stock that were forfeited, or were withheld in kind upon the vesting of stock awards granted under such plan, since March 31, 2013), business affairs, management, or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not occurring in the ordinary course of business, (b) there have been no liabilities or obligations incurred by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, and (c) there have been no transactions entered into by the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise, other than transactions in the ordinary course of business. There are no contingent obligations of the Company or any of its Subsidiaries that are material with respect to the Company and its Subsidiaries considered as one enterprise that are not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvi) The Company is not in violation of its charter or by-laws. No Subsidiary is in violation of its charter or by-laws, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, its Subsidiaries or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Shares and the performance by the Company of all of its obligations under this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, or any of its Subsidiaries, is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, its Subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.

(xvii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (“FINRA”) or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.

(xviii) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any of its Subsidiaries have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries.

(xix) The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, has so qualified for the taxable years ended December 31, 1984 through December 31, 2012 and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year.

(xx) To the best of the Company’s knowledge, Ernst & Young LLP, who has certified certain of the financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company, Sunrise Senior Living, Inc. and the Sunrise Entities (as defined below) as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”).

(xxi) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (e) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement is accurate and complete in all material respects.

(xxii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief

Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xxiii) Since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(xxiv) To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, or as otherwise disclosed in writing to the Underwriters.

(xxv) This Agreement has been duly authorized, executed and delivered by the Company.

(xxvi) Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Common Stock. The Company acknowledges that the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Stock, including stabilizing bids, syndicate covering transactions and the imposition of penalty bids.

(xxvii) The Shares have been, or as of the Closing Date will be, approved for listing subject to official notice of issuance on the NYSE.

(xxviii) The Company is not, and immediately after the sale of the Shares pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(xxix) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any

“foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA.

(xxx) The operations of the Company and its Subsidiaries are in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxi) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

(xxxii) To the knowledge of the Company, the representations and warranties contained (A) in paragraph (vi) of this Section 1 are true and correct with respect to any information regarding Sunrise Senior Living, Inc. or the Sunrise Entities contained in the Registration Statement, the General Disclosure Package and the Prospectus; and (B) in paragraph (xi) of this Section 1 are true and correct with respect to the financial statements and any supporting schedules of Sunrise Senior Living, Inc. and the Sunrise Entities included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus; except in each of (A) and (B) where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited, Sunrise Home Help Purley Limited, Sunrise Operations Bagshot II Limited, Sunrise Operations Sevenoaks Limited, Sunrise Operations Winchester Limited, Sunrise of Bagshot II Limited, Sunrise of Sevenoaks Limited, Sunrise of Winchester Limited, Sunrise Operations Knowle Limited, Sunrise Operations Hale Barns Limited, Sunrise of Knowle Limited, Sunrise of Hale Barns Limited and Master CNLSun Dev I, LLC are herein collectively referred to as the “Sunrise Entities.”

2. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price of $70.9275 per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof).

Payment for the Firm Shares to be sold hereunder is to be made by Federal Funds wire transfer to an account designated by the Company for the Firm Shares to be sold by the Company against delivery of the Firm Shares therefor to the Representatives. Such payment and delivery are to be made at the offices of Calfee, Halter & Griswold LLP, The Calfee Building, 1405 East Sixth Street, Cleveland, OH 44114 at 10:00 a.m. New York time, on May 14, 2013 or at such other time and date thereafter as the Representatives and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the NYSE is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed). The Firm Shares will be delivered by Computershare Shareholder Services LLC (the “Transfer Agent”) in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be delivered through book entry facilities of The Depository Trust Company (“DTC”) and made available for inspection by the Representatives at least one business day prior to the Closing Date at such place as the Representatives, DTC and the Company shall agree.

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase severally the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving notice at any time and from time to time within 30 days after the date of this Agreement, by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such Option Shares are to be delivered. The time and date at which the Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). Notwithstanding the preceding sentence, if the option is exercised at least one day prior to the Closing Date, the notice of the exercise shall set the Closing Date as the Option Closing Date. The Representatives may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made by Federal Funds wire transfer to an account designated by the Company for the Option Shares to be sold by the Company against delivery of the Option Shares through the facilities of DTC. Such payment and delivery are to be made at the offices of Calfee, Halter & Griswold LLP, The Calfee Building, 1405 East Sixth Street, Cleveland, OH 44114, at 10:00 a.m. New York time, on the Option Closing Date. To the extent, if any, that the option is exercised, the Option Shares will be delivered by the Transfer Agent in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Option Closing Date, and will be delivered through book entry facilities of DTC and made available for inspection by the Representatives at least one business day prior to the Option Closing Date at such place as the Representatives, DTC and the Company shall agree.

3. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Shares as soon as the Representatives deem it advisable to do so. The Shares are to be initially offered to the public at the price and upon the terms set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act a prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations for so long as the Representatives may deem necessary in order to complete the distribution of the Shares and (c) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters; provided, however, that for each such report or preliminary or definitive proxy or information statement, the Company will not file any such report or preliminary or definitive proxy or information statement, or amendment thereto, of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Exchange Act.

(ii) The Company will (a) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 163, 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(iii) [Intentionally omitted.]

(iv) The Company will advise the Representatives promptly (a) when any post-effective amendment to the Registration Statement or new registration statement relating to the Shares shall have become effective, or any supplement to the Prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the General Disclosure Package or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose for so long as the Representatives may deem necessary in order to complete the distribution of the Shares, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, and the Company will use its best efforts to prevent (x) the issuance of any such stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or (y) any such suspension of the qualification of the Shares for offering or sale in any jurisdiction, and to obtain as soon as possible the lifting of any such order, if issued, or such suspension of qualification.

(v) The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

(vi) If at any time when Shares remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Representatives, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Representatives, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (d) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Securities Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(vii) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Representatives. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(viii) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will furnish upon request to the Representatives signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith.

(ix) The Company will comply with the Securities Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. Subject to the provisions of Section 4(i) above, if during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (a) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

(x) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (a) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(xi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(xii) The Company will, for a period of five years from the Closing Date, furnish upon request to the Representatives, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and the Company will furnish upon request to the Representatives, as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

(xiii) The Company will use the net proceeds from the sale of the Shares pursuant to this Agreement in the manner specified under the heading “Use of Proceeds” in the Prospectus.

(xiv) No offering, sale, other disposition or any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock or any securities of the Company that are convertible into, exchangeable or exercisable for, or substantially similar to the Common Stock or on parity with or senior to the Common Stock (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up) will be made for a period of 30 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of UBS Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, except that the Company may, without such consent, (a) issue securities under the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, (b) issue shares upon the exercise of options or other stock rights issued pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, (c) sell shares of Common Stock pursuant to the Fourth Amended and Restated Dividend Reinvestment and Stock Purchase Plan filed with the Commission on May 3, 2013, (d) issue shares of Common Stock upon conversion of any 3.00% Convertible Senior Notes due 2029 outstanding as of the date hereof and (e) issue shares upon conversion of any of the Company’s Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock.

5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following: the fees incident to the issuance and delivery of the Shares; accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters, copies of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the applicable listing agreement for the NYSE; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares; the fees incident to the listing of the Shares on the NYSE and the applicable listing agreement with the NYSE. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters’ expenses except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or this Agreement is terminated pursuant to Section 10(i)(a) or Section 10(i)(g) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by any of them of the Shares.

6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission. The Prospectus and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request by the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.

(ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(iii) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of Shumaker, Loop & Kendrick, LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representatives, as representatives of the several Underwriters, to the effect that:

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(b) The Company is duly qualified to transact business in all jurisdictions in which the Company owns or leases real property, and in which the failure to qualify would have a Material Adverse Effect.

(c) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of March 31, 2013 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date; the authorized shares of capital stock of the Company have been duly authorized; the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the certificates for the Shares or the uncertificated Shares, as the case may be, are in due and proper form; the shares of Common Stock, including Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

(d) The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.

(e) The Registration Statement, at the time the Registration Statement became effective, and the Prospectus, as of the date of the Prospectus and as of the date hereof, and any amendment or supplement thereto, as of the date thereof, each complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated under the Securities Act (except in each case such counsel need express no opinion as to the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom). The documents incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the respective times such documents were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

(f) The statements under the caption “Description of Our Common Stock” in the General Disclosure Package and the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

(g) The statements under the caption “Certain Government Regulations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as updated by the Company’s Current Report on Form 8-K filed May 7, 2013, and any amendments thereto, as to matters of law stated therein, have been reviewed by such counsel and fairly summarize in all material respects the matters described therein which are material to the business or condition (financial or otherwise) of the Company.

(h) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus or any amendment or supplement thereto which are not so filed, incorporated by reference or described as required, and the provisions of such contracts and documents that are required to be described in the Registration Statement or the Prospectus or any amendment or supplement thereto are fairly summarized therein in all material respects.

(i) Such counsel knows of no material legal proceedings pending or threatened against the Company, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, including the issuance and sale of the Shares and the performance by the Company of its obligations under this Agreement, do not and will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to (1) the charter or by-laws of the Company, (2) any agreement or instrument known to such counsel to which the Company is a party or by which the Company or the Company’s properties may be bound, which conflict, violation, breach, default or lien could reasonably be expected to have a Material Adverse Effect or (3) any order known to such counsel or rule or regulation of any court or governmental agency or body which in the experience of such counsel is customarily applicable to the transactions herein contemplated (except that such counsel expresses no opinion with respect to any requirement of FINRA or pursuant to any state securities or Blue Sky laws).

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(m) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations thereunder (other than as may be required by the Commission or FINRA or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made by the Company, specifying the same.

(n) The Company is not, and immediately after the sale of the Shares pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(o) Any required filing pursuant to Rule 433 under the Securities Act of each Issuer Free Writing Prospectus that is identified on Schedule III hereto has been made within the time period required by Rule 433(d) under the Securities Act and any required filing of the Preliminary Prospectus, the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by Rule 424 under the Securities Act.

In addition, either such counsel or Arnold & Porter LLP, special tax counsel to the Company, will provide an opinion, based on such counsel’s own review of the Company’s certificate of incorporation, stating that the Company was organized and continues to be organized in conformity with the requirements for qualification as a real estate investment trust under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, based on such counsel’s review of the Company’s federal income tax returns and discussions with management and independent public accountants for the Company, that the Company, taking into account operations for its taxable and fiscal years ended December 31, 2003 through December 31, 2012, satisfied the requirements for qualification and taxation as a real estate investment trust under the Code for such years and that its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable and fiscal year ending December 31, 2013. Furthermore, such counsel shall opine that the statements contained under the heading “Taxation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as updated by the Company’s Current Report on Form 8-K filed May 7, 2013, and any amendments thereto, are correct and accurate in all material respects and present fairly and accurately the material aspects of the federal income tax (i) treatment of the Company and (ii) considerations that are likely to be material to a holder of the Common Stock.

In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than the laws of the State of Ohio, the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Underwriters or they are not justified in relying on such certificates. In addition to the matters set forth above, the opinion of Shumaker, Loop & Kendrick, LLP shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Securities Act and as of the Applicable Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (c) the Prospectus, or any supplement thereto, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial data included therein). With respect to such statement, Shumaker, Loop & Kendrick, LLP may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

(iv) The Representatives shall have received from Calfee, Halter & Griswold LLP, counsel for the Underwriters, on the Closing Date and the Option Closing Date, if any, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the organization of the Company, the validity of the Shares, the Registration Statement, the General Disclosure Package and the Prospectus, and other related matters as the Representatives reasonably may request and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

(v) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a signed letter, in form and substance satisfactory to the Representatives, dated the date hereof (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (b) stating the conclusions and findings of such firm with respect to the financial information examined by them and included or incorporated by reference in the Registration Statement and the General Disclosure Package and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(vi) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “Company initial letter”), the Company shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives (the “Company bring-down letter”), of such accountants, dated the Closing Date and the Option Closing Date, if any, (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (b) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the Company initial letter and the financial information examined by them and included in the Prospectus and (c) confirming in all material respects the conclusions and findings set forth in the Company initial letter.

(vii) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a signed letter, in form and substance satisfactory to the Representatives, dated the date hereof (a) confirming that they are an independent registered public accounting firm with respect to Sunrise Senior Living, Inc. and Master CNLSun Dev I, LLC within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (b) stating the conclusions and findings of such firm with respect to the financial information examined by them and included or incorporated by reference in the Registration Statement and the General Disclosure Package and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(viii) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “Sunrise initial letter”), the Company shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives (the “Sunrise bring-down letter”), of such accountants, dated the Closing Date and the Option Closing Date, if any, (a) confirming that they are an independent registered public accounting firm with respect to Sunrise Senior Living, Inc. and Master CNLSun Dev I, LLC within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (b) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the Sunrise initial letter and the financial information examined by them and included in the Prospectus and (c) confirming in all material respects the conclusions and findings set forth in the Sunrise initial letter.

(ix) At the time of execution of this Agreement, the Representatives shall have received a certificate of the Senior Vice President and Controller of the Company with respect to the financial statements of the Sunrise Entities, other than Master CNLSun Dev I, LLC, in a form reasonably satisfactory to the Representatives and counsel to the Underwriters.

(x) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Chairman of the Board, Chief Executive Officer and President and the Executive Vice President and Chief Financial Officer of the Company to the effect that on and as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(a) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

(b) Subsequent to the delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(c) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus which is not so disclosed therein or in a document incorporated by reference therein; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed therein or in a document incorporated by reference therein.

(d) He has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) He has carefully examined the Registration Statement and the Prospectus and in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus, or any document incorporated by reference therein, did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

(f) The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as the case may be, as if made on such date. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Closing Date or the Option Closing Date, as the case may be. The representations and warranties made in this clause (f) shall be deemed made by the Company.

(xi) The Representatives shall have received at or prior to the Closing Date, an agreement, in form and substance satisfactory to the Representatives, signed by the executive officers of the Company listed on Schedule V hereto (the “Executive Officers”) to the effect that they will not, prior to the expiration of 30 days from the date of this Agreement, offer, sell, swap or otherwise dispose of any shares of Common Stock, securities of the Company convertible into, exchangeable or exercisable for, or substantially similar to the Common Stock or on parity with or senior to the Common Stock (with respect to distribution rights or payments upon the Company’s liquidation, dissolution or winding up), or any securities that the Executive Officers have, or will have, the right to acquire through the exercise of options, warrants, subscription or other rights, without the prior written consent of UBS Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, except (a) pursuant to bona fide gifts, provided that the Company shall have delivered to UBS Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC written consent to such gift, but in no event shall the gifts under this subsection (a) of the Executive Officers exceed 75,000 shares of Common Stock in the aggregate, (b) pursuant to routine dispositions under Rule 10b5-1 Sales Plans entered into by certain Executive Officers prior to or after the date hereof, but in no event shall the dispositions under this subsection (b) of the Executive Officers exceed 200,000 shares of Common Stock in the aggregate, and (c) shares obtained pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors, provided that the Company shall have delivered to UBS Securities LLC, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC written consent to such sale, but in no event shall the sales under this subsection (c) of the Executive Officers exceed 100,000 shares of Common Stock in the aggregate.

(xii) The Shares to be sold by the Company as of the Closing Date or the Option Closing Date, as the case may be, shall have been duly approved for listing, subject to notice of issuance, on the NYSE.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Calfee, Halter & Griswold LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telecopy at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. Indemnification.

(i) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such Affiliate, officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, and will reimburse each such Underwriter and each such Affiliate, officer, director or controlling person for any legal or other expenses reasonably incurred by such Underwriter or such Affiliate, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(ii) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof as described in Section 13 of this Agreement. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(iii) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to so notify will not relieve the indemnifying party from any liability that the indemnifying party may have on account of the provisions of Sections 8(i) or (ii) or otherwise, except to the extent that the indemnifying party shall not have otherwise learned of such proceeding and such failure is materially prejudicial to the indemnifying party. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and one local counsel. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(i) and by the Company in the case of parties indemnified pursuant to Section 8(ii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which such indemnified party is a party and indemnity was sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fifth sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent to which the indemnification obligations of the Company hereunder are applicable if (a) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless the indemnified party is contesting in good faith the amount so reimbursable).

(iv) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless to the extent required therein an indemnified party under Sections 8(i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(iii) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Underwriters bear to the total proceeds of the offering (the proceeds received by the Underwriters being equal to the total underwriting discounts and commissions received by the Underwriters), in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(iv), (a) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations under this Section 8(iv) to contribute are several in proportion to their respective underwriting obligations and not joint.

(v) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriters, to UBS Securities LLC, 299 Park Avenue, New York, NY 10171–0026, Attention: Syndicate Department (Fax: (212) 713–3460), to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Equity Capital Markets with a copy to the General Counsel and to Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department (Fax: (212) 214-5918); if to the Company, to Health Care REIT, Inc., 4500 Dorr Street, Toledo, Ohio 43615, or via fax at (419) 247-2826, Attention: George L. Chapman, Chairman of the Board, Chief Executive Officer and President.

10. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:

(i) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Shares) if any of the following has occurred: (a) since the date hereof, any adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that, in your judgment, is material so as to make the offering or delivery of the Shares impracticable or inadvisable, (b) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make the offering or delivery of the Shares impracticable or inadvisable, (c) trading in securities generally on the NYSE, the NYSE MKT Equities or the NASDAQ, or in the Company’s securities on the NYSE, shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on any such exchange, (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (e) declaration of a banking moratorium by either federal or New York State authorities or material disruption in securities settlement or clearance services in the United States, (f) any litigation or proceeding is pending or threatened against any Underwriter which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby, or (g) any downgrading, or the giving of any notice of (1) any intended or potential downgrading or (2) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded to any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act; or

(ii) as provided in Sections 6 and 11 of this Agreement.

11. Default by Underwriters. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (except in the event of a default on the part of the Company), and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate number of Shares to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date or the Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default (except in the event of a default on the part of the Company) occurs is more than ten percent of the aggregate number of Shares to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing or the Option Closing, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares merely because of such purchase.

13. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third, thirteenth through eighteenth, and twentieth paragraphs, but not including the second sentence and penultimate sentence of the twentieth paragraph (provided that, with respect to such eighteenth paragraph, only the Underwriter that maintains a website through which information relating to the sale of the Shares is provided shall be deemed to have provided information through such website for purposes of this Section 13 and the information so provided shall be deemed to include only the information contained in such website other than the Prospectus), under the caption “Underwriting” in the Prospectus.

14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Shares under this Agreement.

The Company hereby acknowledges that each of the Underwriters is acting solely as an underwriter in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Underwriter act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that any Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Underwriters each submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City and County of New York and the United States District Court for the Southern District of New York with respect to any action or dispute in any way arising out of or relating to this Agreement. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriters waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

[The remainder of this page is intentionally left blank.]

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriters in accordance with its terms.

Very truly yours, HEALTH CARE REIT, INC.

By:	/s/ George L. Chapman

Name:	George L. Chapman
Title:	Chairman, Chief Executive Officer and President

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC DEUTSCHE BANK SECURITIES INC. WELLS FARGO SECURITIES, LLC As Representatives of the Underwriters listed on Schedule I

By:	UBS SECURITIES LLC

	By:	/s/ Robert Crowell
Name: Robert Crowell
Title: Managing Director

	By:	/s/ Lee Schechter
Name: Lee Schechter
Title: Director

By:	DEUTSCHE BANK SECURITIES INC.

	By:	/s/ Jeremy Fox
Name: Jeremy Fox
Title: Managing Director

	By:	/s/ Frank Windels
Name: Frank Windels
Title: Managing Director

By:	WELLS FARGO SECURITIES, LLC

	By:	/s/ David Herman
Name: David Herman
Title: Director

SCHEDULE I

Schedule of Underwriters

Underwriter	Number of Shares to be Purchased
UBS Securities LLC	4,100,000
Deutsche Bank Securities Inc	3,000,000
Wells Fargo Securities, LLC	3,000,000
Barclays Capital Inc.	1,000,000
Citigroup Global Markets Inc.	1,000,000
J.P. Morgan Securities LLC	1,000,000
RBC Capital Markets, LLC	1,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	500,000
Credit Agricole Securities (USA) Inc.	500,000
KeyBanc Capital Markets Inc.	500,000
Morgan Stanley & Co. LLC	500,000
PNC Capital Markets LLC	500,000
Raymond James & Associates, Inc.	500,000
Stifel, Nicolaus & Company, Incorporated	500,000
BB&T Capital Markets, a division of BB&T Securities, LLC	300,000
BNY Mellon Capital Markets, LLC	300,000
Comerica Securities, Inc.	300,000
Credit Suisse Securities (USA) LLC	300,000
The Huntington Investment Company	300,000
RBS Securities Inc.	300,000
SMBC Nikko Capital Markets Limited	300,000
SunTrust Robinson Humphrey, Inc.	300,000

Total	20,000,000

SCHEDULE II

Public Offering Price Per Share:	$73.50
Number of Shares Subject to the Offering:	20,000,000

SCHEDULE III

None.

SCHEDULE IV

Schedule of Subsidiaries

Name of Subsidiary	State of Organization
1 Sutphin Drive Associates, LLC	West Virginia
100 Knoedler Road, LLC	Delaware
101 Bickford Extension Avon LLC	Delaware
101 Membership Company of Maryland, Inc.	Maryland
101 Membership Company of West Virginia, Inc.	West Virginia
101 Membership Holding Company I of Pennsylvania, Inc.	Pennsylvania
1011 E. Pecan Grove Road, LLC	Delaware
10225 Cypresswood Drive, LLC	Delaware
10475 Wilshire Boulevard Borrower, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
111 South Shore Drive East Haven LLC	Delaware
1110 E. Westview Court, LLC	Delaware
1118 N. Stoneman Avenue, LLC	Delaware
11320 North Council Road, LLC	Delaware
1160 Elm Street Rocky Hill LLC	Delaware
1185 Davidson Road, LLC	Delaware
1205 North Church Street, LLC	Delaware
1221 Seventh Street, LLC	Delaware
12429 Scofield Farms Drive, LLC	Delaware
1250 West Pioneer Parkway, LLC	Delaware
130 Buena Vista Street, LLC	Delaware
13075 Evening Creek Drive South, LLC	Delaware
132 Warwick Road, LLC	Delaware
13200 South May Avenue, LLC	Delaware
1329 Brown Street, LLC	Delaware
1340 N. Washington Boulevard, LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
1425 Yorkland Road, LLC	Delaware
143 West Franklin Avenue, LLC	Delaware
1460 Johnson Ferry Road, LLC	Delaware
14707 Northville Road, LLC	Delaware
15 Edison Road, LLC	Delaware
1500 Borden Road, LLC	Delaware
153 Cardinal Drive Agawam LLC	Delaware
1530 Needmore Holdings, LLC	Delaware
15401 North Pennsylvania Avenue, LLC	Delaware
155 Raymond Road, LLC	Delaware
1565 Virginia Ranch Road, LLC	Delaware
1600 Center Road, LLC	Delaware
1625 W. Spring Street, LLC	Delaware
1710 S.W. Health Parkway, LLC	Delaware
17231 Mill Forest Road, LLC	Delaware
1785 Freshley Avenue, LLC	Delaware
180 Scott Road Waterbury LLC	Delaware
1818 Martin Drive, LLC	Delaware
1850 Crown Park Court, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
1931 Southwest Arvonia Place, LLC	Delaware
1936 Brookdale Road, LLC	Delaware
2 Technology Drive North Chelmsford LLC	Delaware
20 Academy Lane LLC	Delaware
200 E. Village Road, LLC	Delaware
2003 Falls Boulevard Quincy LLC	Delaware
2005 Route 22 West, LLC	Delaware
2021 Highway 35, LLC	Delaware
2050 North Webb Road, LLC	Delaware
209 Merriman Road, L.L.C.	Delaware
21 Bradley Road Woodbridge LLC	Delaware
2101 New Hope Street, LLC	Delaware
2151 Green Oaks Road, LLC	Delaware
22 Richardson Road Centerville LLC	Delaware
222 East Beech Street—Jefferson, L.L.C.	Delaware
2281 Country Club Drive, LLC	Delaware
22955 Eastex Freeway, LLC	Delaware
23 Southpointe Drive, LLC	Delaware
2300 Washington Street Newton LLC	Delaware

2325 Rockwell Drive, LLC	Delaware
2341 W. Norvell Bryant Highway, LLC	Delaware
2387 Boston Road Wilbraham LLC	Delaware
240 E. Third Street, LLC	Delaware
2416 Brentwood Street, LLC	Delaware
242 Main Street Salem LLC	Delaware
246A Federal Road Brookfield LLC	Delaware
25 Cobb Street Mansfield LLC	Delaware
2695 Valleyview Boulevard, LLC	Delaware
27 Forest Falls Drive Yarmouth LLC	Delaware
2750 Reservoir Avenue Trumbull LLC	Delaware
280 Newtonville Avenue Newton LLC	Delaware
2800 60th Avenue West, LLC	Delaware
2860 Country Drive, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 Pleasant Street Concord LLC	Delaware
303 Valley Road Middletown LLC	Delaware
311 E. Hawkins Parkway, LLC	Delaware
311 Route 73, LLC	Delaware
3117 E. Chaser Lane, LLC	Delaware
3200 West Slaughter Lane, LLC	Delaware
3220 Peterson Road, LLC	Delaware
331 Holt Lane Associates, LLC	West Virginia
340 May Street Worcester LLC	Delaware
3434 Watters Road, LLC	Delaware
35 Hamden Hills Drive Hamden LLC	Delaware
350 Locust Drive, LLC	Delaware
3535 Manchester Avenue Borrower, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
36101 Seaside Boulevard, LLC	Delaware
3625 Green Crest Street, LLC	Delaware
3650 Southeast 18th Avenue, LLC	Delaware
3921 North Main Street, LLC	Delaware
402 South Colonial Drive, LLC	Delaware
41 Springfield Avenue, LLC	Delaware
417 Main Street Niantic LLC	Delaware
4206 Stammer Place, LLC	Delaware
422 23rd Street Associates, LLC	West Virginia
430 Centre Street Newton LLC	Delaware
430 North Union Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
432 Buckland Road South Windsor LLC	Delaware
438 23rd Street Associates, LLC	West Virginia
4400 West 115th Street, LLC	Delaware
4402 South 129th Avenue West, LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4775 Village Drive, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
5 Rolling Meadows Associates, LLC	West Virginia
50 Sutherland Road Brighton LLC	Delaware
50 Town Court, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
505 North Maize Road, LLC	Delaware
511 Kensington Avenue Meriden LLC	Delaware
515 Jack Martin Boulevard, LLC	Delaware
5165 Summit Ridge Court, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
5301 Creedmoor Road, LLC	Delaware
5437 Eisenhauer Road, LLC	Delaware
5455 Glenridge Drive, NE, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
5550 Old Jacksonville Highway, LLC	Delaware
5700 Karl Road, LLC	Delaware
5902 North Street, LLC	Delaware
645 Saybrook Road Middletown LLC	Delaware
655 Mansell Road, LLC	Delaware
6605 Quail Hollow Road, LLC	Delaware
680 Mountain Boulevard, LLC	Delaware
687 Harbor Road Shelburne LLC	Delaware
6949 Main Street, LLC	Delaware
699 South Park Associates, LLC	West Virginia
700 Chickering Road North Andover LLC	Delaware
700 Smith Street Providence LLC	Delaware
7001 Forest Avenue, LLC	Delaware
701 Market Street, LLC	Delaware
721 Hickory Street, LLC	Delaware
7231 East Broadway, LLC	Delaware

2

731 Old Buck Lane, LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
750 North Collegiate Drive, LLC	Delaware
7610 Isabella Way, LLC	Delaware
77 Plains Road LLC	Delaware
7900 Creedmoor Road, LLC	Delaware
7950 Baybranch Drive, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Canadian Trails Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
8010 East Mississippi Avenue, LLC	Delaware
8220 Natures Way, LLC	Delaware
831 Santa Barbara Boulevard, LLC	Delaware
8503 Mystic Park, LLC	Delaware
867 York Road Associates, LLC	Pennsylvania
8702 South Course Drive, LLC	Delaware
901 Florsheim Drive, LLC	Delaware
9131-6844 Québec Inc.	Quebec
935 Union Lake Road, LLC	Delaware
965 Hager Drive, LLC	Delaware
9802 48th Drive NE, LLC	Delaware
Academy Nursing Home, Inc.	Massachusetts
ADS / Multicare, Inc.	Delaware
AL California GP, LLC	Delaware
AL California GP-II, LLC	Delaware
AL California GP-III, LLC	Delaware
AL Santa Monica Senior Housing, LP	Delaware
AL U.S. Development Venture, LLC	Delaware
AL U.S. Pool One, LLC	Delaware
AL U.S. Pool Three, LLC	Delaware
AL U.S. Pool Two, LLC	Delaware
AL U.S./Bonita II Senior Housing, L.P.	California
AL U.S./GP Woods II Senior Housing, LLC	Delaware
AL U.S./Huntington Beach Senior Housing, L.P.	California
AL U.S./LaJolla II Senior Housing, L.P.	California
AL U.S./LaPalma II Senior Housing, L.P.	California
AL U.S./Playa Vista Senior Housing, L.P.	California
AL U.S./Sacramento II Senior Housing, L.P.	California
AL U.S./San Gabriel Senior Housing, L.P.	California
AL U.S./Seal Beach Senior Housing, L.P.	California
AL U.S./Studio City Senior Housing, L.P.	California
AL U.S./Woodland Hills Senior Housing, L.P.	California
AMCO I, LLC	Wisconsin
Apple Valley Operating Corp.	Massachusetts
ARC Denver Monaco, LLC	Delaware
ARC Minnetonka, LLC	Delaware
ARC Overland Park, LLC	Delaware
ARC Roswell, LLC	Delaware
ARC Sun City West, LLC	Delaware
ARC Tanglewood, LLC	Delaware
ARC Tucson, LLC	Delaware
Arcadia Associates	Massachusetts
ASL, Inc.	Massachusetts
AU-HCU Holdings, LLC	Delaware
Badger RE Portfolio I, LLC	Wisconsin
Badger RE Portfolio II, LLC	Wisconsin
Badger RE Portfolio III, LLC	Wisconsin
Badger RE Portfolio IV, LLC	Wisconsin
Badger RE Portfolio V, LLC	Wisconsin
BAL Colts Neck LLC	Delaware
BAL Fenwick Island LLC	Delaware
BAL Governor’s Crossing LLC	Delaware
BAL Holdings I, LLC	Delaware
BAL Holdings II, LLC	Delaware
BAL Holdings III, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
BAL Reflections LLC	Delaware
BAL Savoy Little Neck LLC	Delaware
BAL Sycamore LLC	Delaware
BAL Toms River LLC	Delaware
Ballard Healthcare Investors, LLC	Delaware
Baton Rouge LA Senior Living Owner, LLC	Delaware
Bellevue Healthcare Properties, LLC	Delaware
Bellevue Physicians, LLC	Delaware

3

Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Buffalo Grove Tenant, LLC	Delaware
Belmont Village Buffalo Grove, L.L.C.	Delaware
Belmont Village Burbank Tenant, LLC	Delaware
Belmont Village Burbank, LLC	Delaware
Belmont Village California Holdings, L.L.C.	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware
Belmont Village Carol Stream, L.L.C.	Delaware
Belmont Village Encino Tenant, LLC	Delaware
Belmont Village Encino, LLC	Delaware
Belmont Village Geneva Road Tenant, LLC	Delaware
Belmont Village Glenview Tenant, LLC	Delaware
Belmont Village Glenview, L.L.C.	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Hollywood, LLC	Delaware
Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord 3, LLC	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Oak Park Tenant, LLC	Delaware
Belmont Village of Hollywood Tenant, LLC	Delaware
Belmont Village of Oak Park, L.L.C.	Delaware
Belmont Village of Rancho Palos Verdes Tenant, LLC	Delaware
Belmont Village RPV, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village San Jose Tenant, LLC	Delaware
Belmont Village San Jose, LLC	Delaware
Belmont Village St. Matthews Tenant, LLC	Delaware
Belmont Village St. Matthews, L.L.C.	Delaware
Belmont Village Sunnyvale Tenant, LLC	Delaware
Belmont Village Sunnyvale, LLC	Delaware
Belmont Village Tenant 2, LLC	Delaware
Belmont Village Tenant 3, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LLC	Delaware
Berkeley Haven Limited Partnership	West Virginia
Berks Nursing Homes, Inc.	Pennsylvania
BKD-HCN Landlord, LLC	Delaware
BKD-HCN Tenant, LLC	Delaware
Bloomfield South MI Senior Living Owner, LLC	Delaware
Boardman Physicians LLC	Delaware
Boulder Assisted Living, L.L.C.	Delaware
Brandall Central Avenue, LLC	Delaware
Brewer Holdco, Inc.	Delaware
Breyut Convalescent Center, L.L.C.	New Jersey
Bridgeton Healthcare Investors, LLC	Delaware
Brierbrook Partners, LLC	Tennessee
Brinton Manor, Inc.	Delaware
Broomfield CO Senior Living Owner, LLC	Delaware
BSL Huntington Terrace LLC	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
B-X Agawam LLC	Delaware
B-X Avon LLC	Delaware
B-X Brighton LLC	Delaware
B-X Brookfield LLC	Delaware
B-X Centerville LLC	Delaware
B-X Concord LLC	Delaware
B-X Danvers LLC	Delaware
B-X East Haven LLC	Delaware
B-X Hamden LLC	Delaware
B-X Mansfield LLC	Delaware
B-X Meriden LLC	Delaware
B-X Middletown CT LLC	Delaware
B-X Middletown RI LLC	Delaware
B-X Milford LLC	Delaware
B-X Mystic LLC	Delaware

4

B-X Newton LLC	Delaware
B-X Newton Lower Falls LLC	Delaware
B-X Newtonville LLC	Delaware
B-X Niantic LLC	Delaware
B-X North Andover LLC	Delaware
B-X North Chelmsford LLC	Delaware
B-X Operations Holding Company LLC	Delaware
B-X Providence LLC	Delaware
B-X Quincy LLC	Delaware
B-X Rocky Hill LLC	Delaware
B-X Salem LLC	Delaware
B-X Shelburne LLC	Delaware
B-X South Windsor LLC	Delaware
B-X Trumbull LLC	Delaware
B-X Warwick LLC	Delaware
B-X Waterbury LLC	Delaware
B-X Wilbraham LLC	Delaware
B-X Willows Cottages LLC	Delaware
B-X Willows Cottages Trustee LLC	Delaware
B-X Woodbridge LLC	Delaware
B-X Worcester LLC	Delaware
B-X Yarmouth LLC	Delaware
CAL-GAT Limited Partnership	Florida
CAL-LAK Limited Partnership	Florida
Canoga Park Assisted Living L.L.C.	Delaware
Canterbury of Shepherdstown Limited Partnership	West Virginia
Catonsville Meridian Limited Partnership	Maryland
CC3 Acquisition TRS Corp.	Delaware
CC3 Acquisition, LLC	Delaware
CC3 Facility Owner GP, LLC	Delaware
CC3 Facility Owner Holding, LLC	Delaware
CC3 Mezz A, LLC	Delaware
CC3 Mezz B, LLC	Delaware
CC3 Mezz C, LLC	Delaware
CC3 Mezz D, LLC	Delaware
CC3 Mezz E, LLC	Delaware
Cheswick and Cranberry, LLC	Pennsylvania
CHT SL IV TRS Corp.	Delaware
CHTSun Partners IV, LLC	Delaware
CHTSun Three Lombard IL Senior Living, LLC	Delaware
CHTSun Three Pool One, LLC	Delaware
CHTSun Two Baton Rouge LA Senior Living, LLC	Delaware
CHTSun Two Gilbert AZ Senior Living, LLC	Delaware
CHTSun Two Metairie LA Senior Living, LLC	Delaware
CHTSun Two Pool Two, LLC	Delaware
Cincinnati Physicians, LLC	Delaware
CLP SL II TRS Corp.	Delaware
CLPSun III Dresher Senior Living, LP	Delaware
CLPSun III Golden Valley Senior Living, LLC	Delaware
CLPSun III GP, LLC	Delaware
CLPSun III Lenexa Senior Living, LLC	Delaware
CLPSun III Minnetonka Senior Living, LLC	Delaware
CLPSun III Palo Alto Senior Living, LP	Delaware
CLPSun III Plano Senior Living, LP	Delaware
CLPSun III Shelby Senior Living, LLC	Delaware
CLPSun III Tenant, LP	Delaware
CLPSun Partners II, LLC	Delaware
CLPSun Partners III, LLC	Delaware
CLPSun Two Broomfield CO Senior Living, LLC	Delaware
CLPSun Two McCandless PA Senior Living, LP	Delaware
CLPSun Two Pool One GP, LLC	Delaware
CLPSun Two Pool One, LLC	Delaware
CLPSun Two Simi Valley CA Senior Living, LP	Delaware
Concord Health Group, Inc.	Delaware
Cooper Holding, L.L.C.	Florida
Cooper, L.L.C.	Delaware
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania
CRP/BWN Litchfield L.L.C.	Delaware
CSH-HCN (Alexander) Inc.	Ontario
CSH-HCN (Avondale) Inc.	Ontario
CSH-HCN (Belcourt) Inc.	Ontario
CSH-HCN (Christopher) Inc.	Ontario
CSH-HCN (Fountains) Inc.	Ontario
CSH-HCN (Gordon) Inc.	Ontario

5

CSH-HCN (Héritage) Inc.	Ontario
CSH-HCN (Kingsville) Inc.	Ontario
CSH-HCN (Lansing) Inc.	Ontario
CSH-HCN (Leamington) Inc.	Ontario
CSH-HCN (Livingston) Inc.	Ontario
CSH-HCN (Marquis) Inc.	Ontario
CSH-HCN (McConnell) Inc.	Ontario
CSH-HCN (Pines) Inc.	Ontario
CSH-HCN (Rideau) Inc.	Ontario
CSH-HCN (Royalcliffe) Inc.	Ontario
CSH-HCN (Scarlett) Inc.	Ontario
CSH-HCN (Tranquility) Inc.	Ontario
CSH-HCN Lessee (Alexander) GP Inc.	Ontario
CSH-HCN Lessee (Alexander) LP	Ontario
CSH-HCN Lessee (Archer) GP Inc.	Ontario
CSH-HCN Lessee (Archer) LP	Ontario
CSH-HCN Lessee (Avondale) GP Inc.	Ontario
CSH-HCN Lessee (Avondale) LP	Ontario
CSH-HCN Lessee (Belcourt) GP Inc.	Ontario
CSH-HCN Lessee (Belcourt) LP	Ontario
CSH-HCN Lessee (Boulogne) GP Inc.	Ontario
CSH-HCN Lessee (Boulogne) LP	Ontario
CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario
CSH-HCN Lessee (Chicoutimi) LP	Ontario
CSH-HCN Lessee (Christopher) GP Inc.	Ontario
CSH-HCN Lessee (Christopher) LP	Ontario
CSH-HCN Lessee (Écores) GP Inc.	Ontario
CSH-HCN Lessee (Écores) LP	Ontario
CSH-HCN Lessee (Fountains) GP Inc.	Ontario
CSH-HCN Lessee (Fountains) LP	Ontario
CSH-HCN Lessee (Giffard) GP Inc.	Ontario
CSH-HCN Lessee (Giffard) LP	Ontario
CSH-HCN Lessee (Gordon) GP Inc.	Ontario
CSH-HCN Lessee (Gordon) LP	Ontario
CSH-HCN Lessee (Harmonie) GP Inc.	Ontario
CSH-HCN Lessee (Harmonie) LP	Ontario
CSH-HCN Lessee (Héritage) GP Inc.	Ontario
CSH-HCN Lessee (Héritage) LP	Ontario
CSH-HCN Lessee (Imperial) GP Inc.	Ontario
CSH-HCN Lessee (Imperial) LP	Ontario
CSH-HCN Lessee (Jonquière) GP Inc.	Ontario
CSH-HCN Lessee (Jonquière) LP	Ontario
CSH-HCN Lessee (Kingsville) GP Inc.	Ontario
CSH-HCN Lessee (Kingsville) LP	Ontario
CSH-HCN Lessee (l’Atrium) GP Inc.	Ontario
CSH-HCN Lessee (l’Atrium) LP	Ontario
CSH-HCN Lessee (l’Ermitage) GP Inc.	Ontario
CSH-HCN Lessee (l’Ermitage) LP	Ontario
CSH-HCN Lessee (L’Estrie) GP Inc.	Ontario
CSH-HCN Lessee (L’Estrie) LP	Ontario
CSH-HCN Lessee (Lachine) GP Inc.	Ontario
CSH-HCN Lessee (Lachine) LP	Ontario
CSH-HCN Lessee (Lansing) GP Inc.	Ontario
CSH-HCN Lessee (Lansing) LP	Ontario
CSH-HCN Lessee (Laviolette) GP Inc.	Ontario
CSH-HCN Lessee (Laviolette) LP	Ontario
CSH-HCN Lessee (Leamington) GP Inc.	Ontario
CSH-HCN Lessee (Leamington) LP	Ontario
CSH-HCN Lessee (Livingston) GP Inc.	Ontario
CSH-HCN Lessee (Livingston) LP	Ontario
CSH-HCN Lessee (Marquis) GP Inc.	Ontario
CSH-HCN Lessee (Marquis) LP	Ontario
CSH-HCN Lessee (McConnell) GP Inc.	Ontario
CSH-HCN Lessee (McConnell) LP	Ontario
CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario
CSH-HCN Lessee (Notre-Dame) LP	Ontario
CSH-HCN Lessee (Pines) GP Inc.	Ontario
CSH-HCN Lessee (Pines) LP	Ontario
CSH-HCN Lessee (Pointe-aux-Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Pointe-aux-Trembles) LP	Ontario
CSH-HCN Lessee (Renaissance) GP Inc.	Ontario
CSH-HCN Lessee (Renaissance) LP	Ontario
CSH-HCN Lessee (Rideau) GP Inc.	Ontario
CSH-HCN Lessee (Rideau) LP	Ontario

6

CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario
CSH-HCN Lessee (Rive-Sud) LP	Ontario
CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario
CSH-HCN Lessee (Royalcliffe) LP	Ontario
CSH-HCN Lessee (Saguenay) GP Inc.	Ontario
CSH-HCN Lessee (Saguenay) LP	Ontario
CSH-HCN Lessee (Saint-Jérôme) GP Inc.	Ontario
CSH-HCN Lessee (Saint-Jérôme) LP	Ontario
CSH-HCN Lessee (Scarlett) GP Inc.	Ontario
CSH-HCN Lessee (Scarlett) LP	Ontario
CSH-HCN Lessee (Tranquility) GP Inc.	Ontario
CSH-HCN Lessee (Tranquility) LP	Ontario
CSH-HCN Lessee (Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Trembles) LP	Ontario
CSH-HCN Lessee (Wellesley) GP Inc.	Ontario
CSH-HCN Lessee (Wellesley) LP	Ontario
Cumberland Associates of Rhode Island, L.P.	Delaware
Dawn General Partner Limited	Island of Jersey
Dawn HoldCo II Limited	Island of Jersey
Dawn HoldCo Limited	Island of Jersey
Dawn Limited Partnership	Island of Jersey
Dawn Opco II Limited	United Kingdom
Dawn Opco Limited	United Kingdom
DELM Nursing, Inc.	Pennsylvania
Denver Tenant, LLC	Delaware
DePaul Physicians, LLC	Delaware
Dover ALF, LLC	Delaware
Dover Health Care Associates, Inc.	Delaware
DRF Boardman LLC	Minnesota
DRF Bridgeton LLC	Minnesota
DRF Durango LLC	Minnesota
DRF Great Falls LLC	Minnesota
DRF Lakewood LLC	Minnesota
DRF Lenexa LLC	Minnesota
DRF Lincoln LLC	Minnesota
DRF LSL LLC	Minnesota
DRF Monticello Medical Building LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Southwest Medical Building LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
East Meadow A.L., LLC	Delaware
Easton Meridian Limited Partnership	Maryland
Edella Street Associates	Pennsylvania
Edison NJ Propco, LLC	Delaware
Elstree Properties Limited	Island of Jersey
Encare of Mendham, L.L.C.	New Jersey
Encare of Pennypack, Inc.	Pennsylvania
Encare of Quakertown, Inc.	Pennsylvania
Encare of Wyncote, Inc.	Pennsylvania
FC-GEN Acquisition Holdings, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FC-JEN Leasing, LLC	Delaware
FHC Mount Vernon LLC	Minnesota
FLA-PALM COURT, Limited Partnership	Florida
Frauenshuh Ballard LLC	Minnesota
Frauenshuh Bridgeton LLC	Minnesota
Frauenshuh Burleson LLC	Delaware
Frauenshuh Greeneville LLC	Minnesota
Frauenshuh Harker Heights, LLC	Delaware
Frauenshuh HealthCare Properties III, LLC	Delaware
Frauenshuh HealthCare Properties, LLC	Delaware
Frauenshuh HealthCare Real Estate Solutions, LLC	Minnesota
Frauenshuh HealthCare Venture Properties, LLC	Delaware
Frauenshuh Killeen LLC	Minnesota

7

Frauenshuh Tacoma LLC	Delaware
Frauenshuh Temple LLC	Delaware
Frognal Properties Limited	Island of Jersey
G.P. Woods Assisted Living, LLC	Delaware
Gemini Davenport, LLC	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma
Gemini Romeoville, LLC	Oklahoma
Gemini SS Lessee, LLC	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Genesis ElderCare Centers—Harston, Inc.	Pennsylvania
Genesis ElderCare Corp.	Delaware
Genesis Eldercare National Centers, Inc.	Florida
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, L.P.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis HealthCare Centers Holdings, Inc.	Delaware
Genesis HealthCare Corporation	Pennsylvania
Genesis HealthCare Holding Company I, Inc.	Delaware
Genesis HealthCare Holding Company II, Inc.	Delaware
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Virginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genesis Properties of Delaware Corporation	Delaware
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware
Genesis/Harbor, LLC	Delaware
Geriatric & Medical Companies, Inc.	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Geri-Med Corp.	Pennsylvania
Gilbert AZ Senior Living Owner, LLC	Delaware
Glenmark Associates, Inc.	West Virginia
Glenmark Associates-Dawnview Manor, Inc.	West Virginia
Glenmark Properties I, Limited Partnership	West Virginia
Glenmark Properties, Inc.	West Virginia
GMA Partnership Holding Company, Inc.	West Virginia
GMA-Brightwood, Inc.	West Virginia
GMA-Madison, Inc.	West Virginia
GMA-Uniontown, Inc.	Pennsylvania
Grand Ledge I, LLC	Delaware
Great Falls Clinic – Frauenshuh, LLC	Minnesota
Greeneville Healthcare Investors, LLC	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates of Connecticut, L.P.	Delaware
Habitation Domaine des Trembles Inc.	Quebec
Habitation Faubourg Giffard Inc.	Quebec
Hammes Company Green Bay I, LLC	Wisconsin
Hammes Company Green Bay II, LLC	Wisconsin
Hammonds Lane Meridian Limited Partnership	Maryland
Harbor Crest Tenant, LLC	Delaware
HBLR Operating, LLC	Delaware
HBLR/Burlington Operating, LLC	Delaware
HBLR/Highland Park Operating, LLC	Delaware
HBLR/Lynnfield Operating, LLC	Delaware
HBLR/Randolph Operating, LLC	Delaware
HC Mill Creek I, LLC	Wisconsin
HC Redmond I, LLC	Wisconsin
HC Summit I, LLC	Wisconsin
HCN (Pembroke) Property Inc.	British Columbia

8

HCN (Stonehaven) Property Inc.	British Columbia
HCN Access Holdings, LLC	Delaware
HCN Access Las Vegas I, LLC	Delaware
HCN Canadian Holdings LP-1 Ltd.	British Columbia
HCN Canadian Holdings-1 LP	Ontario
HCN Canadian Investment -1 LP	Ontario
HCN Canadian Investment -2 LP	Ontario
HCN Canadian Investment-3 LP	Ontario
HCN Canadian Leasing Ltd.	British Columbia
HCN Canadian Properties, Inc.	New Brunswick
HCN Capital Holdings II, LLC	Delaware
HCN Capital Holdings, LLC	Delaware
HCN Development Services Group, Inc.	Indiana
HCN Emerald Holdings, LLC	Delaware
HCN FCE Life Sciences, LLC	Delaware
HCN Fountains Leasing Ltd.	British Columbia
HCN Hancock Leicester Ltd	Island of Guernsey
HCN Hancock Loxley Park Ltd	Island of Guernsey
HCN Hancock Miramar Ltd	Island of Guernsey
HCN Imperial Leasing Ltd.	British Columbia
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Investment GP-1 Ltd.	British Columbia
HCN Investment GP-2 Ltd.	British Columbia
HCN Investment GP-3 Ltd.	British Columbia
HCN Investment LP-1 Ltd.	British Columbia
HCN Investment LP-2 Ltd.	British Columbia
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property One, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Lessee (Pembroke) GP Inc.	British Columbia
HCN Lessee (Pembroke) LP	Ontario
HCN Lessee (Ross) GP Inc.	British Columbia
HCN Lessee (Ross) LP	Ontario
HCN Lessee (Stonehaven) GP Inc.	British Columbia
HCN Lessee (Stonehaven) LP	Ontario
HCN Medicus Holdings, LLC	Delaware
HCN Navvis Clarkson Valley, LLC	Delaware
HCN Renaissance Leasing Ltd.	British Columbia
HCN Rendina Holdings, LLC	Delaware
HCN Rendina Merced, LLC	Delaware
HCN Ross Leasing Ltd.	British Columbia
HCN UK Holdco Limited	Island of Jersey
HCN UK Investments Limited	Island of Jersey
HCN UK Management Services Limited	United Kingdom
HCN-TH Wisconsin I, LLC	Delaware
HCN-TH Wisconsin II, LLC	Delaware
HCN-TH Wisconsin III, LLC	Delaware
HCN-TH Wisconsin IV, LLC	Delaware
HCN-TH Wisconsin V, LLC	Delaware
HCN-TH Wisconsin VI, LLC	Delaware
HCN-TH Wisconsin VII, LLC	Delaware
HCN-TH Wisconsin VIII, LLC	Delaware
HCRE Solutions, LLC	Delaware
HCRI 3400 Old Milton, LLC	Delaware
HCRI 5670 Peachtree Dunwoody, LLC	Delaware
HCRI 975 Johnson Ferry, LLC	Delaware
HCRI Abingdon Holdings, Inc.	North Carolina
HCRI Abingdon Properties, LP	North Carolina
HCRI Akron Properties, LLC	Delaware
HCRI AL U.S. Bonita Subtenant, LLC	Delaware
HCRI AL U.S. Boulder Subtenant, LLC	Delaware
HCRI AL U.S. G.P. Woods Subtenant, LLC	Delaware
HCRI AL U.S. GP Woods II Subtenant, LLC	Delaware
HCRI AL U.S. Huntington Beach Subtenant, LLC	Delaware
HCRI AL U.S. La Jolla Subtenant, LLC	Delaware

9

HCRI AL U.S. La Palma Subtenant, LLC	Delaware
HCRI AL U.S. Newtown Square Subtenant, LLC	Delaware
HCRI AL U.S. Playa Vista Subtenant, LLC	Delaware
HCRI AL U.S. Sacramento Subtenant, LLC	Delaware
HCRI AL U.S. San Gabriel Subtenant, LLC	Delaware
HCRI AL U.S. Seal Beach Subtenant, LLC	Delaware
HCRI AL U.S. Studio City Subtenant, LLC	Delaware
HCRI AL U.S. Wilmington Subtenant, LLC	Delaware
HCRI AL U.S. Woodland Hills Subtenant, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Asheboro Holdings, Inc.	North Carolina
HCRI Asheboro Properties, LP	North Carolina
HCRI Beachwood, Inc.	Ohio
HCRI Boardman Properties, LLC	Delaware
HCRI Braintree Subtenant, LLC	Delaware
HCRI Broadview, Inc.	Ohio
HCRI Burlington Manor Holdings, Inc.	North Carolina
HCRI Burlington Manor Properties, LP	North Carolina
HCRI Carmel Building A Medical Facility, LLC	Delaware
HCRI Carmel Building B Medical Facility, LLC	Delaware
HCRI Cold Spring Properties, LLC	Delaware
HCRI Concord Place Holdings, Inc.	North Carolina
HCRI Concord Place Properties, LP	North Carolina
HCRI Connecticut Avenue Subtenant, LLC	Delaware
HCRI Crestwood Subtenant, LLC	Delaware
HCRI Cumberland Properties, LLC	Delaware
HCRI Dallas Medical Facility, LLC	Delaware
HCRI Dayton Place – Denver Properties, LLC	Delaware
HCRI Deerfield Beach Medical Facility, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Drum Hill Properties, LLC	Delaware
HCRI Eden Holdings, Inc.	North Carolina
HCRI Eden Properties, LP	North Carolina
HCRI Edison Subtenant, LLC	Delaware
HCRI Emerald Holdings II, LLC	Delaware
HCRI Emerald Holdings, LLC	Delaware
HCRI Exchange Management I, LLC	Delaware
HCRI Exchange Properties I, LLC	Delaware
HCRI Fairfax Subtenant, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Financing, Inc.	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Fort Bend Clinic, LLC	Delaware
HCRI Fort Wayne Medical Facility, LLC	Delaware
HCRI Fox Hill (HCU) Subtenant, LLC	Delaware
HCRI Fullerton Subtenant, LLC	Delaware
HCRI Gardner Park TRS, LLC	Delaware
HCRI Gaston Manor Holdings, Inc.	North Carolina
HCRI Gaston Manor Properties, LP	North Carolina
HCRI Henderson Subtenant, LLC	Delaware
HCRI Hermosa Beach TRS, LLC	Delaware
HCRI High Point Manor Holdings, Inc.	North Carolina
HCRI High Point Manor Properties, LP	North Carolina
HCRI Holdings Trust	Massachusetts
HCRI Hunters Glen Properties, LLC	Delaware
HCRI Illinois Properties II, LLC	Delaware
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Karrington TRS, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Kirkland Properties, LLC	Delaware
HCRI Leominster TRS, LLC	Delaware
HCRI Limited Holdings, Inc.	Delaware
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts

10

HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI McLean TRS, LLC	Delaware
HCRI Merrillville Medical Facility, LLC	Delaware
HCRI Missouri Properties, LLC	Delaware
HCRI Monterey Subtenant, LLC	Delaware
HCRI Nassau Bay Medical Facility, LLC	Delaware
HCRI Nevada Properties, Inc.	Nevada
HCRI New Hampshire Properties, LLC	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI NY-NJ Properties, LLC	Delaware
HCRI Pennsylvania Properties Holding Company	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Prestonwood Medical Facility, LLC	Delaware
HCRI Provider Properties, LLC	Delaware
HCRI Raleigh Medical Facility, LLC	Delaware
HCRI Red Fox OpCo, LLC	Delaware
HCRI Ridgeland Pointe Properties, LLC	Delaware
HCRI Rogers Medical Facility, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Roswell II Medical Facility, LLC	Delaware
HCRI Roswell III Medical Facility, LLC	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Southlake Medical Facility, LLC	Delaware
HCRI Statesville Place Holdings I, Inc.	North Carolina
HCRI Statesville Place Holdings II, Inc.	North Carolina
HCRI Statesville Place Properties I, LP	North Carolina
HCRI Statesville Place Properties II, LP	North Carolina
HCRI Summit Properties, LLC	Delaware
HCRI Sun Development TRS, LLC	Delaware
HCRI Sun GP I, LLC	Delaware
HCRI Sun I Braintree MA Senior Living, LLC	Delaware
HCRI Sun I Fullerton CA Senior Living, LP	Delaware
HCRI Sun I Henderson NV Senior Living, LLC	Delaware
HCRI Sun III TRS, LLC	Delaware
HCRI Tallahassee Medical Facility, LLC	Delaware
HCRI Tennessee Properties, Inc.	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Health Southlake Hospital Medical Facility, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Van Nuys Medical Facility, LLC	Delaware
HCRI Virginia Beach Medical Facility, LLC	Delaware
HCRI Webb Gin Subtenant, LLC	Delaware
HCRI Weddington Park Holdings, Inc.	North Carolina
HCRI Weddington Park Properties, LP	North Carolina
HCRI Westgate Medical Facility, LLC	Delaware
HCRI Westlake, Inc.	Ohio
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
HCRIX Houston, LLC	Delaware
HCRIX Royal, LLC	Delaware
Health Care REIT, Inc.	Delaware
Health Resources of Cedar Grove, Inc.	New Jersey
Health Resources of Cinnaminson, Inc.	New Jersey
Health Resources of Cranbury, L.L.C.	New Jersey

11

Health Resources of Cumberland, Inc.	Delaware
Health Resources of Eatontown, L.L.C.	New Jersey
Health Resources of Emery, L.L.C.	New Jersey
Health Resources of Englewood, Inc.	New Jersey
Health Resources of Fair Lawn, L.L.C.	New Jersey
Health Resources of Gardner, Inc.	Delaware
Health Resources of Glastonbury, Inc.	Connecticut
Health Resources of Groton, Inc.	Delaware
Health Resources of Middletown (RI), Inc.	Delaware
Health Resources of Ridgewood, L.L.C.	New Jersey
Health Resources of Rockville, Inc.	Delaware
Health Resources of South Brunswick, L.L.C.	New Jersey
Health Resources of Wallingford, Inc.	Delaware
Health Resources of Warwick, Inc.	Delaware
Health Resources of West Orange, L.L.C.	New Jersey
Healthcare Property Managers of America, LLC	Florida
Healthcare Resources Corp.	Pennsylvania
Heat Merger Sub, LLC	Delaware
Heat OP TRS, Inc.	Delaware
HH Florida, LLC	Delaware
Highland Healthcare Investors, LLC	Delaware
Hilltop Health Care Center, Inc.	Delaware
Holly Manor Associates of New Jersey, L.P.	Delaware
Horizon Associates, Inc.	West Virginia
HRWV Huntington, Inc.	West Virginia
Hudson MOB Holdings, Inc.	Delaware
Imperial Place Residence Inc. / Residence Place Imperiale Inc.	Quebec
Johns Creek GA Senior Living Owner, LLC	Delaware
Jupiter Landlord, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Karrington of Findlay Ltd.	Ohio
Keystone Nursing Home, Inc.	Delaware
Killeen Healthcare Investors, LLC	Delaware
Knollwood Manor, Inc.	Pennsylvania
KSL Landlord, LLC	Delaware
Lake Mead Medical Investors Limited Partnership	Florida
Laurel Health Resources, Inc.	Delaware
Le Wellesley Inc.	Quebec
Leawood Tenant, LLC	Delaware
Lehigh Nursing Homes, Inc.	Pennsylvania
Lenexa Investors II, LLC	Delaware
Lenexa Investors, LLC	Delaware
Les Belvédères de Lachine Inc.	Canada
Les Jardins Laviolette Inc.	Quebec
Les Residences-Hôtellerie Harmonie Inc.	Quebec
LLUMCM, LLC	Delaware
Lombard IL Senior Living Owner, LLC	Delaware
Louisville KY Senior Living Owner, LLC	Delaware
Mabri Convalescent Center, Inc.	Connecticut
Manoir Archer Inc.	Quebec
Manoir Bois de Boulogne Inc.	Quebec
Manoir et Cours de l’Atrium Inc.	Quebec
Manoir Pointe-aux-Trembles Inc.	Quebec
Manoir St-Jérôme Inc.	Quebec
Markglen, Inc.	West Virginia
Marlinton Associates Limited Partnership	West Virginia
Marlinton Associates, Inc.	Pennsylvania
Marlinton Partnership Holding Company, Inc.	Pennsylvania
Master CLPSun III GP, LLC	Delaware
Master CLPSun III, LP	Delaware
Master HCRI Sun Dev I, LLC	Delaware
Master HCRI Sun Manager I, LLC	Delaware
Master MetSun GP, LLC	Delaware
Master MetSun Three GP, LLC	Delaware
Master MetSun Three, LP	Delaware
Master MetSun Two GP, LLC	Delaware
Master MetSun Two, LP	Delaware
Master MetSun, LP	Delaware
McCandless PA Senior Living Owner, LLC	Delaware
McKerley Health Care Center—Concord Limited Partnership	New Hampshire

12

McKerley Health Care Center—Concord, Inc.	New Hampshire
McKerley Health Care Centers, Inc.	New Hampshire
McKerley Health Facilities	New Hampshire
Med Properties Asset Group, L.L.C.	Indiana
Medical Real Estate Property Managers of America, LLC	Florida
Mercerville Associates of New Jersey, L.P.	Delaware
Meridian Edgewood Limited Partnership	Maryland
Meridian Health, Inc.	Pennsylvania
Meridian Healthcare, Inc.	Pennsylvania
Meridian Perring Limited Partnership	Maryland
Meridian Valley Limited Partnership	Maryland
Meridian Valley View Limited Partnership	Maryland
Meridian/Constellation Limited Partnership	Maryland
Merrill Gardens Harbor Court, LLC	Washington
Merrill Gardens Windsor Manor, LLC	Washington
Metairie LA Senior Living Owner, LLC	Delaware
Metropolitan Senior Housing, LLC	Delaware
Metropolitan/Bellevue Senior Housing, LLC	Delaware
Metropolitan/Cohasset Senior Housing, LLC	Delaware
Metropolitan/Decatur Senior Housing, LLC	Delaware
Metropolitan/Glen Cove Senior Housing, LLC	Delaware
Metropolitan/Hunter Mill Senior Housing, LLC	Delaware
Metropolitan/Oakland Hills GP, LLC	Delaware
Metropolitan/Paramus Senior Housing, LLC	Delaware
Metropolitan/Walnut Creek Senior Housing, LLC	Delaware
Metropolitan/Wayland Senior Housing, LLC	Delaware
Metropolitan/West Essex Senior Housing, LLC	Delaware
MetSun Barrington IL Senior Living, LLC	Delaware
MetSun Bon Air VA Senior Living, LLC	Delaware
MetSun Chandler AZ Senior Living, LLC	Delaware
MetSun Cinco Ranch TX Senior Living, LP	Delaware
MetSun Fort Worth TX Senior Living, LP	Delaware
MetSun GP, LLC	Delaware
MetSun Grand Rapids MI Senior Living, LLC	Delaware
MetSun Highland SLC UT Senior Living, LLC	Delaware
MetSun Jackson NJ Senior Living, LLC	Delaware
MetSun Leawood KS Senior Living, LLC	Delaware
MetSun Overland Park KS Senior Living, LLC	Delaware
MetSun Three Franklin MA Senior Living, LLC	Delaware
MetSun Three Kingwood TX Senior Living, LP	Delaware
MetSun Three Mundelein IL Senior Living, LLC	Delaware
MetSun Three Pool Three GP, LLC	Delaware
MetSun Three Pool Three, LLC	Delaware
MetSun Three Pool Two GP, LLC	Delaware
MetSun Three Pool Two, LLC	Delaware
MetSun Three Sabre Springs CA Senior Living, LP	Delaware
MetSun Tucson AZ Senior Living, LLC	Delaware
MetSun Two Carmel IN Senior Living, LLC	Delaware
MetSun Two Carmichael CA Senior Living, LP	Delaware
MetSun Two Frisco TX Senior Living, LP	Delaware
MetSun Two Jacksonville FL Senior Living, LLC	Delaware
MetSun Two Pool Three GP, LLC	Delaware
MetSun Two Pool Three, LLC	Delaware
MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 41, LLC	Delaware
MGP 42, LLC	Delaware
MGP 43, LLC	Delaware
MGP 44, LLC	Delaware

13

MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 48, LLC	Delaware
MGP 49, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP I, LLC	Washington
MGP V, LLC	Washington
MGP VI, LLC	Washington
MGP X, LLC	Washington
MGP XI, LLC	Washington
MGP XII, LLC	Washington
MGP XIII, LLC	Washington
MGP XIV, LLC	Washington
MGP XIX, LLC	Washington
MGP XL, LLC	Washington
MGP XV, LLC	Washington
MGP XVI, LLC	Washington
MGP XVII, LLC	Washington
MGP XXIX, LLC	Washington
MGP XXV, LLC	Washington
MGP XXXII, LLC	Washington
MGP XXXIII, LLC	Washington
MGP XXXIX, LLC	Washington
MGP XXXVII, LLC	Washington
MGP XXXVIII, LLC	Washington
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midland I, LLC	Delaware
Midwest 108th & Q, LLC	Delaware
Midwest Ames, LLC	Delaware
Midwest Miracle Hills, LLC	Delaware
Midwest Prestwick, LLC	Delaware
Midwest Van Dorn, LLC	Delaware
Midwest Village of Columbus, LLC	Delaware
Midwest Windermere, LLC	Delaware
Midwest Woodbridge, LLC	Delaware
Milford ALF, LLC	Delaware
Mill Creek Real Estate Partners, LLC	Delaware
Millville Meridian Limited Partnership	Maryland
Minnetonka Tenant, LLC	Delaware
Moline Physicians, LLC	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Monticello Healthcare Properties, LLC	Delaware
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Mountain View Tenant, LLC	Delaware
MSH Operating, LLC	Delaware
MSH/Bellevue Operating, LLC	Delaware
MSH/Cohasset Operating, LLC	Delaware
MSH/Decatur Operating, LLC	Delaware
MSH/Glen Cove Operating, LLC	Delaware
MSH/Hunter Mill Operating, LLC	Delaware
MSH/Malvern Operating, LLC	Delaware
MSH/Oakland Hills GP, LLC	Delaware
MSH/Oakland Hills Operating, L.P.	California
MSH/Paramus Operating, LLC	Delaware
MSH/Walnut Creek Operating, LLC	Delaware
MSH/Wayland Operating, LLC	Delaware
MSH/West Essex Operating, LLC	Delaware
MSH/Whitemarsh Operating, LLC	Delaware
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Newtown Square Senior Living, L.L.C.	Delaware
NNA Akron Property, LLC	Delaware
North Cape Convalescent Center Associates, L.P.	Pennsylvania
North Pointe Tenant, LLC	Delaware
Northwest Total Care Center Associates L.P.	New Jersey
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts
One Veronica Drive Danvers LLC	Delaware
Overland Park Tenant, LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parthenon Property Holdings, LLC	Delaware
Pendleton Physicians, LLC	Delaware
Petoskey I, LLC	Delaware
Petoskey II, LLC	Delaware
Philadelphia Avenue Associates	Pennsylvania
Philadelphia Avenue Corporation	Pennsylvania

14

Pleasant View Retirement Limited Liability Company	Delaware
Plymouth I, LLC	Delaware
Pompton Associates, L.P.	New Jersey
Pompton Care, L.L.C.	New Jersey
Prescott Nursing Home, Inc.	Massachusetts
Providence Health Care, Inc.	Delaware
PVL Landlord—BC, LLC	Delaware
PVL Landlord—Hattiesburg, LLC	Delaware
PVL Landlord—STL Hills, LLC	Delaware
Raleigh Manor Limited Partnership	West Virginia
Redmond Partners, LLC	Delaware
Residence l’Ermitage Inc.	Quebec
Residence Notre-Dame (Victoriaville) Inc.	Quebec
Rest Haven Nursing Home, Inc.	West Virginia
Ridgmar Tenant, LLC	Delaware
River Street Associates	Pennsylvania
Rose View Manor, Inc.	Pennsylvania
Ross Place Retirement Residence Inc. / Residence pour retraites Ross Place Inc.	British Columbia
Roswell Tenant, LLC	Delaware
RVNR, Inc.	Delaware
S&R Property SPE, LLC	Delaware
Santa Monica AL, LLC	Delaware
Santa Monica Assisted Living Owner, LLC	Delaware
Santa Monica GP, LLC	Delaware
Sarah Brayton General Partnership	Massachusetts
Schuylkill Nursing Homes, Inc.	Pennsylvania
Senior Living Mezz B, LLC	Delaware
Senior Living Mezz C, LLC	Delaware
Senior Living Mezz D, LLC	Delaware
Senior Living Mezz E, LLC	Delaware
Senior Living Ventures, Inc.	Pennsylvania
Senior Star Investments I, LLC	Delaware
Senior Star Investments Kenwood, LLC	Delaware
Senior Star Kenwood Holdco, LLC	Delaware
Senior Star Tenant Kenwood, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
SHP-ARC II, LLC	Delaware
Signature at Loxley Park (Property) Limited	United Kingdom
Signature at the Miramar (Property) Limited	United Kingdom
Silverado Senior Living Alhambra, Inc.	California
Silverado Senior Living Azusa, Inc.	California
Silverado Senior Living Costa Mesa, Inc.	California
Silverado Senior Living Dallas, Inc.	Delaware
Silverado Senior Living Encinitas, Inc.	California
Silverado Senior Living Escondido, Inc.	California
Silverado Senior Living Houston, Inc.	Delaware
Silverado Senior Living Las Colinas, Inc.	Delaware
Silverado Senior Living Los Angeles, Inc.	California
Silverado Senior Living of Cypresswood, Inc.	Delaware
Silverado Senior Living of Kingwood, Inc.	Delaware
Silverado Senior Living of Sugarland, Inc.	Delaware
Silverado Senior Living of Woodlands, Inc.	Delaware
Silverado Senior Living Redondo Beach, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living San Juan Capistrano, Inc.	California
Silverado Senior Living Scottsdale, Inc.	Delaware
Silverado Senior Living Turtle Creek, Inc.	Delaware
Silverado Senior Living Tustin, Inc.	California
Silverado Senior Living, Inc.	California
Simi Valley CA Senior Living Owner, LLC	Delaware
Solomont Family Fall River Venture, Inc.	Massachusetts
Somerset Ridge General Partnership	Massachusetts
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
Southern Ocean GP, LLC	New Jersey

15

SR-73 and Lakeside Ave LLC	Delaware
SSL Aspen Park SPE, LLC	Delaware
SSL Landlord, LLC	Delaware
SSL Sponsor, LLC	Delaware
SSL Tenant, LLC	Delaware
St. Joseph Physicians, LLC	Delaware
Stafford Associates of N.J., L.P.	New Jersey
Stafford Convalescent Center, Inc.	Delaware
Stafford Medical Office Pavilion, LLC	Delaware
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware
Subtenant 240 E. Third Street, LLC	Delaware
Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Sun City West Tenant, LLC	Delaware
Sun IV LLC	Delaware
Sunrise at Frognal House Limited	Island of Jersey
Sunrise at Gardner Park Limited Partnership	Massachusetts
Sunrise Basking Ridge Assisted Living, L.L.C.	New Jersey
Sunrise Beach Cities Assisted Living, L.P.	California
Sunrise Belmont Assisted Living, L.L.C.	California
Sunrise Bethesda (SL-AU), LLC	Delaware
Sunrise Bethesda (SL-HCU), LLC	Delaware
Sunrise Bloomfield South MI Senior Living, LLC	Delaware
Sunrise Burlington Senior Living, LLC	Delaware
Sunrise Chesterfield Assisted Living, L.L.C.	Missouri
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Virginia
Sunrise Edison Owner, LLC	Delaware
Sunrise Fairfax Assisted Living, L.L.C.	Virginia
Sunrise First Euro Holdings (Jersey) Limited	Island of Jersey
Sunrise First Euro Properties GP Limited	Island of Jersey
Sunrise First Euro Properties LP	Island of Jersey
Sunrise Flossmoor Assisted Living, L.L.C.	Illinois
Sunrise Gahanna Assisted Living, L.L.C.	Ohio
Sunrise Gardner Park GP, Inc.	Massachusetts
Sunrise HBLR, LLC	Delaware
Sunrise Highland Park Senior Living, L.L.C.	Illinois
Sunrise Home Help Banstead Limited	United Kingdom
Sunrise Home Help Bassett Limited	United Kingdom
Sunrise Home Help Beaconsfield Limited	United Kingdom
Sunrise Home Help Bramhall II Limited	United Kingdom
Sunrise Home Help Cardiff Limited	United Kingdom
Sunrise Home Help Chorleywood Limited	United Kingdom
Sunrise Home Help Eastbourne Limited	United Kingdom
Sunrise Home Help Edgbaston Limited	United Kingdom

16

Sunrise Home Help Elstree Limited	United Kingdom
Sunrise Home Help Esher Limited	United Kingdom
Sunrise Home Help Fleet Limited	United Kingdom
Sunrise Home Help Guildford Limited	United Kingdom
Sunrise Home Help Mobberley Limited	United Kingdom
Sunrise Home Help Purley Limited	United Kingdom
Sunrise Home Help Services Limited	United Kingdom
Sunrise Home Help Services V.W Limited	United Kingdom
Sunrise Home Help Solihull Limited	United Kingdom
Sunrise Home Help Sonning Limited	United Kingdom
Sunrise Home Help Southbourne Limited	United Kingdom
Sunrise Home Help Tettenhall Limited	United Kingdom
Sunrise Home Help Westbourne Limited	United Kingdom
Sunrise Home Help Weybridge Limited	United Kingdom
Sunrise Jersey Holdings II Limited	Island of Jersey
Sunrise Jersey Holdings III Limited	Island of Jersey
Sunrise Jersey Holdings IV Limited	Island of Jersey
Sunrise Johns Creek GA Senior Living, LLC	Georgia
Sunrise Kennebunk ME Senior Living, LLC	Delaware
Sunrise Lafayette Hills Assisted Living, L.P.	Delaware
Sunrise Lafayette Hills Senior Living GP, LLC	Delaware
Sunrise Louisville KY Senior Living, LLC	Kentucky
Sunrise Lower Makefield PA Senior Living, LP	Delaware
Sunrise Lynnfield Senior Living, LLC	Delaware
Sunrise Marlboro Assisted Living, L.L.C.	New Jersey
Sunrise Mezz A, LLC	Delaware
Sunrise Mezz B, LLC	Delaware
Sunrise Mezz C, LLC	Delaware
Sunrise Mezz D, LLC	Delaware
Sunrise Mezz E, LLC	Delaware
Sunrise Monterey GP, LLC	Delaware
Sunrise Monterey Senior Living, LP	Delaware
Sunrise Monterey, LLC	Delaware
Sunrise North Naperville Assisted Living, L.L.C.	Illinois
Sunrise NY Tenant, LLC	Delaware
Sunrise Oakland Assisted Living Limited Partnership	California
Sunrise of Bagshot II Limited	Island of Jersey
Sunrise of Banstead Limited	Island of Jersey
Sunrise of Bassett Limited	Island of Jersey
Sunrise of Beaconsfield GP Inc.	New Brunswick
Sunrise of Beaconsfield Limited	Island of Jersey
Sunrise of Beaconsfield, LP	Ontario
Sunrise of Blainville GP Inc.	New Brunswick
Sunrise of Blainville, LP	Ontario
Sunrise of Bramhall II Limited	Island of Jersey
Sunrise of Cardiff Limited	Island of Jersey
Sunrise of Chorleywood Limited	Island of Jersey
Sunrise of Dollard des Ormeaux GP, Inc.	New Brunswick
Sunrise of Dollard des Ormeaux, LP	Ontario
Sunrise of Eastbourne Limited	Island of Jersey
Sunrise of Edgbaston Limited	Island of Jersey
Sunrise of Elstree Limited	Island of Jersey
Sunrise of Esher Limited	Island of Jersey
Sunrise of Fleet Limited	Island of Jersey
Sunrise of Guildford Limited	Island of Jersey
Sunrise of Hale Barns Limited	Island of Jersey
Sunrise of Knowle Limited	Island of Jersey

17

Sunrise of Mobberley Limited	Island of Jersey
Sunrise of Purley Limited	Island of Jersey
Sunrise of Sevenoaks Limited	Island of Jersey
Sunrise of Solihull Limited	Island of Jersey
Sunrise of Sonning Limited	Island of Jersey
Sunrise of Southbourne Limited	Island of Jersey
Sunrise of Tettenhall Limited	Island of Jersey
Sunrise of Virginia Water Limited	Island of Jersey
Sunrise of Westbourne Limited	Island of Jersey
Sunrise of Weybridge Limited	Island of Jersey
Sunrise of Winchester Limited	Island of Jersey
Sunrise Operations Bagshot II Limited	United Kingdom
Sunrise Operations Banstead Limited	United Kingdom
Sunrise Operations Bassett Limited	United Kingdom
Sunrise Operations Beaconsfield Limited	United Kingdom
Sunrise Operations Bramhall II Limited	United Kingdom
Sunrise Operations Cardiff Limited	United Kingdom
Sunrise Operations Chorleywood Limited	United Kingdom
Sunrise Operations Eastbourne Limited	United Kingdom
Sunrise Operations Edgbaston Limited	United Kingdom
Sunrise Operations Elstree Limited	United Kingdom
Sunrise Operations Esher Limited	United Kingdom
Sunrise Operations Fleet Limited	United Kingdom
Sunrise Operations Guildford Limited	United Kingdom
Sunrise Operations Hale Barns Limited	United Kingdom
Sunrise Operations Knowle Limited	United Kingdom
Sunrise Operations Mobberley Limited	United Kingdom
Sunrise Operations Purley Limited	United Kingdom
Sunrise Operations Sevenoaks Limited	United Kingdom
Sunrise Operations Solihull Limited	United Kingdom
Sunrise Operations Sonning Limited	United Kingdom
Sunrise Operations Southbourne Ltd.	United Kingdom
Sunrise Operations Tettenhall Ltd.	United Kingdom
Sunrise Operations UK Limited	United Kingdom
Sunrise Operations V.W. Limited	United Kingdom
Sunrise Operations Westbourne Limited	United Kingdom
Sunrise Operations Weybridge Limited	United Kingdom
Sunrise Operations Winchester Limited	United Kingdom
Sunrise Paoli Assisted Living, L.P.	Pennsylvania
Sunrise Paoli Senior Living GP, LLC	Delaware
Sunrise Pasadena CA Senior Living, LLC	California
Sunrise Randolph Senior Living, L.L.C.	Delaware
Sunrise Senior Living International Limited Partnership	Island of Jersey
Sunrise Senior Living Investments, LLC	Virginia
Sunrise Senior Living Jersey LTD	Island of Jersey
Sunrise Third (Pool I) GP, LLC	Delaware
Sunrise Third (Pool I), LLC	Delaware
Sunrise Third (Pool I), LP	California
Sunrise Third (Pool II), LLC	Delaware
Sunrise Third (Pool III) GP, LLC	Delaware
Sunrise Third (Pool III), LLC	Delaware
Sunrise Third (Pool III), LP	California
Sunrise Third (Pool IV) GP, LLC	Delaware
Sunrise Third (Pool IV), LLC	Delaware
Sunrise Third (Pool IV), LP	California
Sunrise Third (Pool V), LLC	Delaware
Sunrise Third Alta Loma SL, LP	California
Sunrise Third Claremont SL, LP	California

18

Sunrise Third Crystal Lake SL, LLC	Illinois
Sunrise Third Dix Hills SL, LLC	New York
Sunrise Third East Setauket SL, LLC	New York
Sunrise Third Edgewater SL, LLC	New Jersey
Sunrise Third Gurnee SL, LLC	Illinois
Sunrise Third Holbrook SL, LLC	New York
Sunrise Third Lincroft SL, LLC	New Jersey
Sunrise Third Plainview SL, LLC	New York
Sunrise Third Roseville SL, LLC	Minnesota
Sunrise Third Schaumburg SL, LLC	Illinois
Sunrise Third Senior Living Holdings, LLC	Delaware
Sunrise Third Tustin SL, LP	California
Sunrise Third University Park SL, LLC	Colorado
Sunrise Third West Babylon SL, LLC	New York
Sunrise Third West Bloomfield SL, LLC	Michigan
Sunrise Village House LLC	Maryland
Sunrise Wake County NC Senior Living, LLC	North Carolina
Sunrise Webb Gin GA Senior Living, LLC	Delaware
Sunrise Webster House GP, LLC	Delaware
Sunrise Webster House, LP	Delaware
Sunrise Weston Assisted Living, Limited Partnership	Massachusetts
Sunrise Yonkers SL, LLC	New York
Sunrise Yonkers/Upper St. Clair Holdings, LLC	Delaware
Sunrise/Inova McLean Assisted Living, L.L.C.	Virginia
Sunvest Upper St. Clair MTE, LLC	Delaware
SV Yonkers, LLC	Delaware
SZR Beaconsfield, Inc.	New Brunswick
SZR Blainville, Inc.	New Brunswick
SZR Dollard des Ormeaux, Inc.	New Brunswick
Tacoma Healthcare Investors, LLC	Delaware
Tanglewood Tenant, LLC	Delaware
Teays Valley Haven Limited Partnership	West Virginia
The Apple Valley Limited Partnership	Massachusetts
The Apple Valley Partnership Holding Company, Inc.	Pennsylvania
The House of Campbell, Inc.	West Virginia
The Multicare Companies, Inc.	Delaware
The Renaissance Resort Retirement Living Inc. / Complexe de Residence Renaissance Inc.	Canada
The Sarah Brayton Partnership Holding Company, Inc.	Delaware
The Somerset Partnership Holding Company	Massachusetts
The Straus Group—Hopkins House, L.P.	New Jersey
The Straus Group—Old Bridge, L.P.	New Jersey
The Straus Group—Quakertown Manor, L.P.	New Jersey
The Straus Group—Ridgewood, L.P.	New Jersey
TV Arlington Tenant, LLC	Delaware
Upper St. Clair Senior Living, L.L.C.	Delaware
V.W. Properties Limited	Island of Jersey
Ventana Canyon Tenant, LLC	Delaware
Villa Chicoutimi Inc.	Quebec
Villa De L’Estrie Inc.	Quebec
Villa du Saguenay Inc.	Quebec
Villa Jonquière Inc.	Quebec
Villa Rive-Sud Inc.	Quebec
Villas Realty & Investments, Inc.	Pennsylvania
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
Wake County NC Senior Living Owner, LLC	North Carolina
Waldorf Property, LLC	Maryland
Wallingford Associates of Connecticut, L.P.	Delaware
Warrior LP Holdco, LLC	Delaware
Warwick Associates of Rhode Island, L.P.	Delaware
Waterstone I, LLC	Delaware
West Boynton Investors, LLLP	Florida
Westford Nursing and Retirement Center Limited Partnership	Massachusetts
Westford Nursing and Retirement Center, Inc.	Massachusetts
Westminster Junction Venture, LLC	Minnesota
White Lake I, LLC	Delaware

19

White Oak Assisted Living L.L.C.	Delaware
Willow Manor Nursing Home, Inc.	Massachusetts
Wilmington Assisted Living, L.L.C.	Delaware
Windrose 310 Properties, L.L.C.	Tennessee
Windrose 4475 Sierra Properties, L.L.C.	Delaware
Windrose Aberdeen I Properties, L.L.C.	Florida
Windrose Aberdeen II Properties, L.L.C.	Delaware
Windrose Atrium Properties, L.L.C.	Delaware
Windrose AWPC II Properties, LLC	Delaware
Windrose AZ-Tempe Properties, LLC	Delaware
Windrose Bartlett Properties, LLC	Delaware
Windrose Bethesda Properties, LLC	Delaware
Windrose Biltmore Properties, L.L.C.	Virginia
Windrose Central Medical II Properties, L.L.C.	Virginia
Windrose Central Medical III Properties, L.L.C.	Virginia
Windrose Central Medical Properties, L.L.C.	Delaware
Windrose Claremore Properties, LLC	Delaware
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Coral Springs Properties, L.L.C.	Virginia
Windrose Cottonwood Properties, LLC	Delaware
Windrose Denton Properties, LLC	Delaware
Windrose Desert Springs Properties, L.P.	Delaware
Windrose East Valley Properties, LLC	Delaware
Windrose East West Properties, L.L.C.	Virginia
Windrose Fayetteville Properties, L.L.C.	Delaware
Windrose Frisco I Properties, LLC	Delaware
Windrose Frisco II Properties, LLC	Delaware
Windrose Glendale Properties, LLC	Delaware
Windrose Gwinnett I Properties, L.L.C.	Virginia
Windrose Lafayette Properties, L.L.C.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Lakewood Properties, L.L.C.	Virginia
Windrose Las Vegas Properties, LLC	Delaware
Windrose Los Alamitos Properties, LLC	Delaware
Windrose Los Gatos Properties, L.L.C.	Virginia
Windrose Medical Properties Management, L.L.C.	Virginia
Windrose Medical Properties, L.P.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Niagara Falls Properties, LLC	Delaware
Windrose Northside Properties, Ltd.	Florida
Windrose Northwest Professional Plaza Properties, LLC	Delaware
Windrose Okatie I Properties, LLC	Delaware
Windrose Orange Centre Properties, LLC	Delaware
Windrose Orange Properties, L.L.C.	Delaware
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Palmer Properties, LLC	Delaware
Windrose Palms West III Properties, Ltd.	Florida
Windrose Palms West IV Properties, Ltd.	Florida
Windrose Palms West V Properties, Ltd.	Florida
Windrose Park Medical Properties, L.L.C.	Virginia
Windrose Partell Medical Center, L.L.C.	Virginia
Windrose Physicians Plaza Properties, LLC	Delaware
Windrose Princeton Properties, L.L.C.	Delaware
Windrose Santa Anita Properties, L.L.C.	Delaware
Windrose Sierra Properties, Ltd.	Florida
Windrose Southlake Properties, LLC	Delaware
Windrose Southpointe Properties, L.L.C.	Delaware

20

Windrose Southside Properties, Ltd.	Florida
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose St. Mary’s Medical Professional Building, L.L.C.	Virginia
Windrose Trussville Properties, L.L.C.	Delaware
Windrose TSM I Properties, LLC	Delaware
Windrose Tucson Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose Webster Properties, L.P.	Delaware
Windrose Wellington Properties, LLC	Delaware
Windrose Wellington Properties, Ltd.	Florida
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
Windrose West Tower Properties, Ltd.	Florida
Windrose Winn Way Properties, L.L.C.	Virginia
Windrose WPC Jupiter Properties, LLC	Delaware
Windrose WPC Properties, L.P.	Delaware
Windrose Yorkville Properties, L.L.C.	Virginia
WMP AWPC II Management, LLC	Delaware
WMP Bethesda Management, LLC	Delaware
WMP Boynton Beach Management, LLC	Delaware
WMP Cottonwood Management, LLC	Delaware
WMP East Valley Management, LLC	Delaware
WMP Niagara Falls Management, LLC	Delaware
WMP Northwest Professional Plaza Management, LLC	Delaware
WMP Physicians Plaza Management, LLC	Delaware
WMP Southlake Management, LLC	Delaware
WMP TSM I Management, LLC	Delaware
WMP Wellington Management, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Aberdeen I Management, L.L.C.	Delaware
WMPT Aberdeen II Management, L.L.C.	Delaware
WMPT Atrium Management, L.L.C.	Delaware
WMPT AZ-Tempe Management, LLC	Delaware
WMPT Bartlett Management, LLC	Delaware
WMPT Bellaire HP Properties, L.L.C.	Virginia
WMPT Bellaire HP, L.P.	Virginia
WMPT Bellaire L.P.	Virginia
WMPT Bellaire POB Properties, L.L.C.	Virginia
WMPT Bellaire POB, L.P.	Virginia
WMPT Bellaire Properties, L.L.C.	Virginia
WMPT Boynton West Management, LLC	Delaware
WMPT Claremore Management, LLC	Delaware
WMPT Columbia Management, L.L.C.	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Denton Management, LLC	Delaware
WMPT Desert Springs Management, L.L.C.	Delaware
WMPT Frisco I Management, LLC	Delaware
WMPT Frisco II Management, LLC	Delaware
WMPT Glendale Management, LLC	Delaware
WMPT Gwinnett II Properties, L.L.C.	Delaware
WMPT Lafayette Management, L.L.C.	Delaware
WMPT Las Vegas Management, LLC	Delaware
WMPT Los Alamitos Management, LLC	Delaware
WMPT Northside Management, L.L.C.	Delaware
WMPT Okatie I Management, LLC	Delaware
WMPT Orange Centre Management, LLC	Delaware
WMPT Palmer Management, LLC	Delaware
WMPT Palms West III Management, L.L.C.	Delaware

21

WMPT Palms West IV Management, L.L.C.	Delaware
WMPT Palms West V Management, L.L.C.	Delaware
WMPT Pearland II Properties, L.L.C.	Virginia
WMPT Pearland II, L.P.	Virginia
WMPT Pearland Properties, L.L.C.	Virginia
WMPT Pearland, L.P.	Virginia
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT Santa Anita Management, L.L.C.	Delaware
WMPT Sierra Management, L.L.C.	Delaware
WMPT Southpointe Management, L.L.C.	Delaware
WMPT Southside Management, L.L.C.	Delaware
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tomball Properties, L.L.C.	Virginia
WMPT Tomball, L.P.	Virginia
WMPT Trussville Management, L.L.C.	Delaware
WMPT Tucson Management, LLC	Delaware
WMPT Tulsa Management, L.L.C.	Delaware
WMPT Webster Management, L.L.C.	Delaware
WMPT Wellington Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WMPT West Tower Management, L.L.C.	Delaware
WMPT WPC Jupiter Management, LLC	Delaware
WMPT WPC Management, L.L.C	Delaware
WTP Healthcare Properties, LLC	Delaware
Wyncote Healthcare Corp.	Pennsylvania

22

SCHEDULE V

Executive Officers

George L. Chapman

Charles J. Herman, Jr.

Jeffrey H. Miller

Scott A. Estes

Erin C. Ibele

Michael A. Crabtree

Scott M. Brinker